SUPPLEMENT DATED MARCH 29, 2019

TO THE PACIFIC FUNDS PROSPECTUS DATED AUGUST 1, 2018

FOR CLASS A, CLASS B, CLASS C, CLASS I AND ADVISOR CLASS SHARES

This supplement revises the Pacific Funds Prospectus dated August 1, 2018 for Class A, Class B, Class C, Class I and Advisor Class Shares, as supplemented (the “Prospectus”), and must be preceded or accompanied by the Prospectus. Remember to review the Prospectus for other important information. Capitalized terms not defined herein are as defined in the Prospectus.

NOTICE OF LIQUIDATION OF PACIFIC FUNDSSM DIVERSIFIED ALTERNATIVES

At a meeting held on March 27, 2019, the Board of Trustees of Pacific Funds Series Trust (the “Board”) approved a plan of liquidation for Pacific FundsSM Diversified Alternatives (the “Fund”), which is expected to occur on or about July 31, 2019 (the “Liquidation Date”).  The Liquidation Date may be accelerated if all shareholders have redeemed their shares prior to that date.  After the close of business on the Liquidation Date, the Fund will distribute pro rata to its shareholders of record all of the assets of the Fund in complete cancellation and redemption of all of the outstanding shares of beneficial interest, except for cash, bank deposits or cash equivalents in an estimated amount necessary to (i) discharge any unpaid liabilities and obligations of the Fund on the Fund’s books on the Liquidation Date, including, but not limited to, income dividends and capital gains distributions, if any, payable through the Liquidation Date, and (ii) pay such contingent liabilities as the Board shall reasonably deem to exist against the assets of the Fund on the Fund’s books.

Effective on May 1, 2019, the Fund will be closed to new investors and to any subsequent investments from existing investors.  Shareholders holding shares subject to a contingent deferred sales charge (“CDSC”) as of May 1, 2019, will not incur a CDSC on any redemptions on or after May 1, 2019, nor on any amounts distributed on the Liquidation Date.  Shareholders may exchange shares of the Fund for another fund of Pacific Funds Series Trust until July 25, 2019, pursuant to the exchange provisions described in the Fund’s Prospectus.

Once the Fund has been liquidated, all references in the Prospectus to Pacific FundsSM Diversified Alternatives will be deleted.  No further notification regarding the liquidation of this Fund will be sent, unless circumstances change from those described above.

CONVERSION OF CLASS B SHARES TO CLASS A SHARES AND

TERMINATION OF CLASS B SHARES

At a meeting held on March 27, 2019, for each fund of Pacific Funds Series Trust (the “Trust”) that offers Class B shares (each a “B-Fund”), the Board approved the conversion of the B-Fund’s Class B shares into Class A shares of the same B-Fund, and the concurrent termination of the B-Fund’s Class B shares. The conversion is expected to occur immediately following the close of business on July 31, 2019 (the “Conversion Date”).

Class B shareholders will not pay any sales charge, fee or other charges in connection with the conversion.  Upon the conversion, the converted Class B shares (which will have become Class A shares) will be subject to the net annual fund operating expenses charged to Class A shares, which are 0.75% lower than those of the Class B shares for the same B-Fund.  The expense limitation agreement that is in effect for Class A shares of each B-Fund (including the converted Class B shares), which provides for the expense limitations and their terms as described in the Prospectus, will be in place through July 31, 2023.  In addition, after the conversion, investors who held Class B shares will not be subject to a sales charge on Class A shares of each B-Fund if they make a subsequent purchase of Class A shares of any B-Fund of the Trust in the same account where such investors previously were able to purchase Class B shares.

At any time prior to the Conversion Date, Class B shareholders may redeem their Class B shares and receive the net asset value thereof, pursuant to the procedures set forth under “Redeeming Shares - Selling Shares” in the Prospectus, without paying a contingent deferred sales charge.  Exchanges between Class B shares of one B-Fund into Class B shares of another B-Fund will not be allowed after July 25, 2019.

The conversion of each B-Fund’s Class B shares into Class A shares is not expected to be a taxable event for federal income tax purposes and should not result in the recognition of gain or loss by converting shareholders.  However, shareholders should consult their own tax advisers with respect to the particular consequences to them of the conversion.

When the Class B shares have been converted, all references in the Prospectus to Class B will be deleted.  No further notification regarding the conversion and termination of Class B shares will be sent, unless circumstances change from those described above.

AUTOMATIC CONVERSION FEATURE FOR CLASS C SHARES

At a meeting held on March 27, 2019, for each series of the Trust that offers Class C shares (each a “C-Fund”), the Board of Trustees of the Trust approved the addition of an automatic conversion feature for Class C shares that provides for the automatic conversion of Class C shares into Class A shares of the same C-Fund after a six year holding period. This automatic conversion feature is expected to go into effect after the close of business on July 31, 2019.

Class C shareholders will not pay any sales charge, fee or other charge in connection with a conversion to Class A shares.  Upon a conversion, the converted Class C shares will be subject to the net annual fund operating expenses charged to Class A shares, which are 0.75% lower than those of the Class C shares for the same C-Fund. The expense limitation agreement that is in effect for Class A shares of each C-Fund (including the converted Class C shares), which provides for the expense limitations and their terms as described in the Prospectus, will be in place through July 31, 2023.

Class C shares that have been held for longer than six years as of July 31, 2019 will convert into Class A shares as of the close of business on July 31, 2019.

The automatic conversions of each C-Fund’s Class C shares into Class A shares is not expected to be a taxable event for federal income tax purposes and should not result in the recognition of gain or loss by converting shareholders. However, shareholders should consult their own tax advisers with respect to the particular consequences to them of the conversion.

Overview of the Share Classes section

In the first table under this section, within the row for Class C, the “NO” under the column entitled “Conversion to Class A Shares” will be deleted and replaced with “YES – after six (6) years.”

In addition, in the “Sales Charges – Waivers and Reductions (Class A Shares)” section, the third and fourth bullets in the “Waiver of the Class A Initial Sales Charges – Investors will not pay a Class A initial sales charge in the following circumstances” category will be deleted and replaced as follows:

•                  When investors acquire Class A shares of a Fund as a result of an automatic conversion of their Class B shares, Class C shares, Class R shares or Investor Class shares of the same Fund into Class A shares;

•                  When investors make a subsequent purchase of Class A shares following the conversion of their Class B, Class R or Investor Class shares to Class A shares in the same account where such investors previously were able to purchase Class B, Class R or Investor Class shares, respectively; and

In addition, following the “Contingent Deferred Sales Charges (“CDSCs”)” section, the following new section will be added:

Automatic Conversion of Class C Shares

Class C shares automatically convert to Class A shares on a monthly basis approximately six years after the original purchase date, reducing future annual expenses.  The conversion occurs in the month following the six year anniversary of the purchase date (including shares obtained by reinvestment of dividends and distributions). The Internal Revenue Service currently takes the position that these automatic conversions are not taxable.  For Class C shares held through a financial intermediary, it is the responsibility of the financial intermediary (and not the Trust) to ensure that a shareholder is credited with the proper holding period. Your ability to have Class C shares held through a financial intermediary automatically convert to Class A shares may be limited due to operational limitations, and specific intermediaries may have different policies and procedures regarding the conversion of Class C shares to Class A shares.

Form No.   PFSUP0319

SUPPLEMENT DATED MARCH 29, 2019

TO THE PACIFIC FUNDS PROSPECTUS DATED AUGUST 1, 2018

FOR CLASS P SHARES

This supplement revises the Pacific Funds Prospectus dated August 1, 2018 for Class P Shares, as supplemented (the “Prospectus”), and must be preceded or accompanied by the Prospectus. Remember to review the Prospectus for other important information. Capitalized terms not defined herein are as defined in the Prospectus.

The changes in this supplement are effective May 1, 2019 and apply to the PF Currency Strategies Fund and PF Global Absolute Return Fund only.

NOTICE OF CO-SUB-ADVISER ADDITION FOR

PF CURRENCY STRATEGIES FUND

At a Board meeting held on March 27, 2019, the Board of Trustees, including a majority of the independent trustees, approved Neuberger Berman Investment Advisers LLC as co-sub-adviser to the PF Currency Strategies Fund effective after the close of business on April 30, 2019, joining existing sub-adviser UBS Asset Management (Americas) Inc. As a result, the following disclosure changes are effective May 1, 2019.

Disclosure Changes to the Fund Summaries section

The Principal Investment Strategies subsection will be deleted and replaced with the following:

“Currency Strategies” in the Fund’s name refers to the Fund’s strategy to provide exposures to global currencies, which may include the U.S. dollar and currencies of other developed countries and emerging market countries, to seek to provide total return based on each sub-adviser’s outlook for such currencies. Under normal market conditions, the Fund principally invests in derivatives and high-quality debt securities to establish exposures to global currencies. The Fund may have significant investment exposure to a single currency, a small number of currencies, or currencies in a particular geographic region. Typically, a portion of the Fund’s assets will be invested in emerging market currencies.

Pacific Life Fund Advisors LLC (“PLFA”), the investment adviser for the Fund, allocates the Fund’s assets between two sub-advisers: UBS Asset Management (Americas) Inc. (“UBS”) and Neuberger Berman Investment Advisers LLC (“Neuberger Berman”). PLFA may change the allocation between the sub-advisers at any time, in its judgment, to help seek to achieve the Fund’s investment goal.

The performance of the Fund is generally expected to have low correlation with the performance of traditional equity and debt investments over long-term periods. However, the actual correlation will fluctuate over shorter time periods and may be higher or lower than the long-term average. The Fund is generally intended to complement a balanced portfolio of traditional equity and debt investments as a means of seeking diversification and is not intended to be a complete investment program.

Each sub-adviser employs a different approach in managing global currency strategies. Each sub-adviser seeks to gain positive (or long) exposure to currencies that it believes are undervalued and negative (or short) exposure to currencies that it believes are overvalued, and will primarily use non-deliverable forward foreign currency contracts (“NDFs”) and may also use currency options, each a type of derivative, to obtain these exposures, as well as hold foreign currencies in the Fund. NDFs and currency options may also be used to hedge against currency fluctuations by offsetting or reducing exposure to a particular currency.

The Fund typically experiences gains when currencies in which the Fund has long positions (or positive exposure) appreciate relative to the currencies in which the Fund has short positions (or negative exposure), and typically incurs a loss when currencies in which the Fund has positive exposure depreciate relative to the currencies in which the Fund has negative exposure.

Each sub-adviser uses derivatives in a way that has a leveraging effect on the Fund. This means that the derivative positions may expose the Fund to potential gain or loss in an amount that exceeds the amount invested to establish or maintain the derivative contract, often by several times the value of the Fund’s assets. Because the Fund’s use of leverage may be significant, the Fund may be more volatile than many other funds.

With respect to the portion of the Fund invested in short-term high-quality debt securities, the Fund may invest in cash and cash equivalents as well as a broad variety of fixed and floating rate investment-grade debt securities including U.S. and non-U.S. government debt securities, supranational debt, corporate debt, and asset-backed (including mortgage-backed) securities for the purpose of short-term investment, cash management and to maintain asset coverage requirements for the Fund’s derivative positions.

UBS managed portion: When analyzing a potential investment opportunity and the desired amount of exposure, UBS considers the economic and investment outlook for the opportunity and the degree of risk the Fund may assume relative to the potential return on such investment in order to maximize the risk-adjusted return for UBS’s portion of the Fund. UBS may also consider quantitative factors to decide whether to increase or decrease currency exposures.

Neuberger Berman managed portion: Neuberger Berman identifies investment opportunities and determines exposures using a framework of fundamental tools in seeking to assess relative value among currencies. Neuberger Berman analyzes data and seeks opportunities across multiple time horizons and uses a number of strategies based on a number of fundamental factors such as multi-asset class momentum indicators, interest rates, growth, capital flows, distance from fair value, policy impact on growth, and structural factors, among others.

For its portion of the Fund, Neuberger Berman may also utilize derivatives such as swaps and futures to gain exposure to currencies and for hedging purposes.

The Fund is classified as non-diversified, which means it may invest in a smaller number of issuers than a diversified fund.

In the Principal Risks subsection, the Derivatives Risk will be deleted and replaced with the following:

•             Derivatives Risk: The Fund’s use of forward commitments, options, swaps and futures (each a type of derivative instrument) as a principal investment strategy subjects the Fund to a number of risks, including: counterparty risk, leverage risk, price volatility risk, regulatory risk, liquidity and valuation risk, correlation risk, premium risk and segregation risk, each of these risks as described in the “Derivatives Risk” disclosure included in the section of the Prospectus entitled “Additional Information About Principal Risks.” Derivatives may be riskier than other types of investments and may increase the Fund’s volatility and risk of loss.

In addition, in the Principal Risks subsection, the following will be added:

•                   Mortgage-Related and Other Asset-Backed Securities Risk: Mortgage-related and other asset-backed securities are subject to certain risks affecting the housing market or the market for the assets underlying such securities. These securities are also subject to extension risk, interest rate risk, subprime risk, prepayment risk, call risk, U.S. government securities risk and issuer risk, each of these risks as described in the “Mortgage-Related and Other Asset-Backed Securities Risk” disclosure included in the section of the Prospectus entitled “Additional Information About Principal Risks.”

In the Performance subsection, the second paragraph will be deleted and replaced with the following:

UBS and Neuberger Berman became co-sub-advisers of the Fund effective May 1, 2019, and certain investment policies changed at that time. UBS was the sole sub-adviser to the Fund from October 16, 2018 to May 1, 2019 and was previously the sole sub-adviser to the Fund prior to November 1, 2013. Between November 1, 2013 and October 16, 2018, another firm was a co-sub-adviser to the Fund with UBS.

In the Management subsection, the “Sub-Adviser” section will be deleted and replaced with the following:

Sub-Advisers – UBS Asset Management (Americas) Inc. and Neuberger Berman Investment Advisers LLC. The primary persons responsible for day-to-day management of the Fund are:

UBS Asset Management (Americas), Inc.

Portfolio Manager and Primary Title with Sub-Adviser	Experience with Fund
Jonathan Davies, CFA, Head of Currency — Global Investment Solutions	Since Inception
Alistair Moran, CFA, Co-Portfolio Manager	Since 2015

Neuberger Berman Investment Advisers LLC

Portfolio Manager and Primary Title with Sub-Adviser	Experience with Fund
Ugo Lancioni, Managing Director	Since 2019
Thomas A. Sontag, Managing Director	Since 2019

Disclosure Changes to the Additional Information About Principal Investment Strategies and Principal Risks section

The Principal Investment Strategies subsection will be deleted and replaced with the following:

“Currency Strategies” in the Fund’s name refers to the Fund’s strategy to provide exposures to global currencies, which may include the U.S. dollar and currencies of other developed countries and emerging market countries, to seek to provide total return based on each sub-adviser’s outlook for such currencies. Under normal market conditions, the Fund principally invests in derivatives and high-quality debt securities to establish exposures to global currencies. The Fund may have significant investment exposure to a single currency, a small number of currencies, or currencies in a particular geographic region. Typically, a portion of the Fund’s assets will be invested in emerging market currencies.

Pacific Life Fund Advisors LLC (“PLFA”), the investment adviser for the Fund, allocates the Fund’s assets between two sub-advisers: UBS Asset Management (Americas) Inc. (“UBS”) and Neuberger Berman Investment Advisers LLC (“Neuberger Berman”). PLFA may change the allocation between the sub-advisers at any time, in its judgment, to help seek to achieve the Fund’s investment goal.

The performance of the Fund is generally expected to have low correlation with the performance of traditional equity and debt investments over long-term periods. However, the actual correlation will fluctuate over shorter time periods and may be higher or lower than the long-term average. The Fund is generally intended to complement a balanced portfolio of traditional equity and debt investments as a means of seeking diversification and is not intended to be a complete investment program.

Each sub-adviser employs a different approach in managing global currency strategies. Each sub-adviser seeks to gain positive (or long) exposure to currencies that it believes are undervalued and negative (or short) exposure to currencies that it believes are overvalued, and will primarily use NDFs and may also use currency options, each a type of derivative, to obtain these exposures, as well as hold foreign currencies in the Fund. NDFs and currency options may also be used to hedge against currency fluctuations by offsetting or reducing exposure to a particular currency.

The Fund typically experiences gains when currencies in which the Fund has long positions (or positive exposure) appreciate relative to the currencies in which the Fund has short positions (or negative exposure), or when currencies in which the Fund has negative exposure depreciate relative to the currencies in which the Fund has positive exposure. The Fund typically incurs a loss when currencies in which it has negative exposure appreciate relative to the currencies in which the Fund has positive exposure, or when currencies in which the Fund has positive exposure depreciate relative to the currencies in which the Fund has negative exposure.

Each sub-adviser uses derivatives in a way that has a leveraging effect on the Fund. This means that the derivative positions may expose the Fund to potential gain or loss in an amount that exceeds the amount invested to establish or maintain the derivative contract, often by several times the value of the Fund’s assets. Because the Fund’s use of leverage may be significant, the Fund may be more volatile than many other funds.

With respect to the portion of the Fund invested in short-term high-quality debt securities, the Fund may invest in cash and cash equivalents as well as a broad variety of fixed and floating rate investment-grade debt securities including U.S. and non-U.S. government debt securities, supranational debt, corporate debt, and asset-backed (including mortgage-backed) securities for the purpose of short-term investment, cash management and to maintain asset coverage requirements for the Fund’s derivative positions.

UBS managed portion: When analyzing a potential investment opportunity and the desired amount of exposure, UBS considers the economic and investment outlook for the opportunity and the degree of risk the Fund may assume relative to the potential return on such investment in order to maximize the risk-adjusted return for UBS’s portion of the Fund. UBS may also consider quantitative factors to decide whether to increase or decrease currency exposures.

Neuberger Berman managed portion: Neuberger Berman identifies investment opportunities and determines exposures using a framework of fundamental tools in seeking to assess relative value among currencies. Neuberger Berman analyzes data and seeks opportunities across multiple time horizons and uses a number of strategies based on a number of fundamental factors such as multi-asset class momentum indicators, interest rates, growth, capital flows, distance from fair value, policy impact on growth, and structural factors, among others.

For its portion of the Fund, Neuberger Berman may also utilize derivatives such as swaps (currency swaps, total return swaps, credit default swaps and interest rate swaps) and futures to gain exposure to currencies and for hedging purposes.

The Fund is classified as non-diversified, which means it may invest in a smaller number of issuers than a diversified fund.

In addition, in the Principal Risks subsection, the following risk will be added:

•                  Mortgage-Related and Other Asset-Backed Securities Risk

Disclosure Changes to the About Management section

The following will be added to the table:

Neuberger Berman Investment Advisers LLC

1290 Avenue of the Americas, New York, New York, 10104

Neuberger Berman Investment Advisers LLC (“Neuberger Berman”) is a registered investment adviser that provides discretionary and/or non-discretionary investment management services to a variety of clients.  As of December 31, 2018, the total assets under management for Neuberger Berman and its affiliates were approximately $304.1 billion in assets.

PF CURRENCY STRATEGIES FUND
Ugo Lancioni	Managing Director of Neuberger Berman since 2011 and Head of Global Currency. He began his investment career in 1995 and received a master’s degree in Economics from the Sapienza University of Rome.
Thomas A. Sontag

Managing Director of Neuberger Berman since 2004, and co-Head of Global Securitized & Structured Products.  He began his investment career in 1982 and has a BBA and an MBA from the University of Wisconsin.

NOTICE OF LIQUIDATION OF PF GLOBAL ABSOLUTE RETURN FUND

At the meeting held on March 27, 2019, the Board of Trustees of Pacific Funds Series Trust (the “Trust”) approved a plan of liquidation for the PF Global Absolute Return Fund (the “Fund”). The liquidation of the Fund (“Liquidation”) is expected to occur on or about April 30, 2019, or such other date as an officer of the Trust shall determine (the “Liquidation Date”).

In order to convert all portfolio securities of the Fund to cash or cash equivalents in preparation for the Liquidation, the Fund is expected to deviate from its investment goal and principal investment strategies until it is liquidated on the Liquidation Date.  For example, short-term money market or other instruments may be held by the Fund in anticipation of the Liquidation and these investments will not perform in the same manner as investments held by the Fund under normal circumstances.

As a result of the liquidation of the Fund, all references to and related to the Fund and its sub-adviser, Eaton Vance Investment Managers, in the Prospectus will be deleted effective upon the Liquidation Date.

SUPPLEMENT DATED MARCH 29, 2019

TO THE PACIFIC FUNDS

STATEMENT OF ADDITIONAL INFORMATION

DATED AUGUST 1, 2018

This supplement revises the Pacific Funds Statement of Additional Information dated August 1, 2018, as supplemented (the “SAI”), and must be preceded or accompanied by the SAI. The changes within this supplement are currently in effect unless otherwise noted. Remember to review the SAI for other important information. Capitalized terms not defined herein are as defined in the SAI.

Effective May 1, 2019, all references and information regarding the PF Global Absolute Return Fund and its sub-adviser, Eaton Vance Investment Managers, will be deleted.

Effective August 1, 2019, all references and information regarding Pacific Funds Diversified Alternatives will be deleted.

Effective August 1, 2019, all references and information regarding Class B shares will be deleted.

ADDITIONAL INVESTMENT STRATEGIES OF THE FUNDS

Effective May 1, 2019, the PF Currency Strategies Fund section will be deleted and replaced with the following:

PF Currency Strategies Fund

The Fund is “non-diversified.”

In addition to the principal investment strategies described in the Prospectus, the Fund may invest non-principally in: securities issued by other investment companies, including ETFs; convertible securities; municipal securities; bank obligations (including certificates of deposit); and repurchase agreements.

ADDITIONAL INFORMATION ON UNDERLYING FUNDS

In the list for Underlying Funds in which each of the Portfolio Optimization Funds may invest, the last bullet is deleted.

INFORMATION ABOUT THE MANAGERS

Effective May 1, 2019, in the Management Firms section, the following will be added alphabetically:

Neuberger Berman Investment Advisers LLC (“Neuberger Berman”)

Neuberger Berman, a registered investment adviser, is directly owned by Neuberger Berman Investment Advisers Holdings LLC and Neuberger Berman AA LLC, which are subsidiaries of Neuberger Berman Group LLC (“NBG”). NBG is a holding company which provides a broad range of global investment solutions to institutions and individuals. NBG’s voting equity is wholly-owned by NBSH Acquisition, LLC.

Effective May 1, 2019, in the Compensation Structures and Methods section, the following will be added alphabetically:

Neuberger Berman

Neuberger Berman’s compensation philosophy is one that focuses on rewarding performance and incentivizing our employees. Neuberger Berman is also focused on creating a compensation process that it believes is fair, transparent, and competitive with the market.

Compensation for Portfolio Managers consists of fixed (salary) and variable (bonus) compensation but is more heavily weighted on the variable portion of total compensation and is paid from a team compensation pool made available to the portfolio management team with which the Portfolio Manager is associated. The size of the team compensation pool is determined based on a formula that takes into consideration a number of factors including the pre-tax revenue that is generated by that particular portfolio management team, less certain adjustments. The bonus portion of the compensation is discretionary and is determined on the basis of a variety of criteria, including investment performance (including the aggregate multi-year track record), utilization of central resources (including research, sales and operations/support), business building to further the longer term sustainable success of the investment team, effective team/people management, and overall contribution to the success of Neuberger Berman Organization (“NB”). Certain Portfolio Managers may manage products other than mutual funds, such as high net worth separate accounts. For the management of these accounts, a Portfolio Manager may generally receive a percentage of pre-tax revenue determined on a monthly basis less certain deductions. The percentage of revenue a Portfolio Manager receives pursuant to this arrangement will vary based on certain revenue thresholds.

The terms of Neuberger Berman’s long-term retention incentives are as follows:

Employee-Owned Equity. Certain employees (primarily senior leadership and investment professionals) participate in NB’s equity ownership structure, which was designed to incentivize and retain key personnel. In addition, in prior years certain employees may have elected to have a portion of their compensation delivered in the form of equity. Neuberger Berman also offers an equity acquisition program which allows employees a more direct opportunity to invest in NB. For confidentiality and privacy reasons, Neuberger Berman cannot disclose individual equity holdings or program participation.

Contingent Compensation. Certain employees may participate in the Neuberger Berman Group Contingent Compensation Plan (the “CCP”) to serve as a means to further align the interests of our employees with the success of the firm and the interests of our clients, and to reward continued employment. Under the CCP, up to 20% of a participant’s annual total compensation in excess of $500,000 is contingent and subject to vesting. The contingent amounts are maintained in a notional account that is tied to the performance of a portfolio of NB investment strategies as specified by the firm on an employee-by-employee basis. By having a participant’s contingent compensation tied to NB investment strategies, each employee is given further incentive to operate as a prudent risk manager and to collaborate with colleagues to maximize performance across all business areas. In the case of members of investment teams, including Portfolio Managers, the CCP is currently structured so that such employees have exposure to the investment strategies of their respective teams as well as the broader NB portfolio.

Restrictive Covenants. Most investment professionals, including Portfolio Managers, are subject to notice periods and restrictive covenants which include employee and client non-solicit restrictions as well as restrictions on the use of confidential information. In addition, depending on participation levels, certain senior professionals who have received equity grants have also agreed to additional notice and transition periods and, in some cases, non-compete restrictions. For confidentiality and privacy reasons, Neuberger Berman cannot disclose individual restrictive covenant arrangements.

Effective May 1, 2019, in the Other Accounts Managed section, the following will be added alphabetically to the table:

Manager, Portfolio Manager(s)	Number of Other Accounts Managed	Total Assets of Other Accounts Managed	Number of Other Accounts Managed Paying Performance Fees	Total Assets of Other Accounts Managed Paying Performance Fees
Neuberger Berman
Ugo Lancioni[1]
Registered Investment Companies	3	$ 246,695,411	None	N/A
Other Pooled Investment Vehicles	35	$ 2,397,739,535	8	$ 640,127,829
Other Accounts	24	$ 906,351,491	13	$ 560,651,388

Thomas A. Sontag[1]
Registered Investment Companies	7	$ 2,669,885,287	None	N/A
Other Pooled Investment Vehicles	17	$ 5,818,675,725	None	N/A
Other Accounts	317	$26,346,931,515	2	$ 69,037,116

___________

1 Other Accounts Managed information as of December 31, 2018.

Effective May 1, 2019, in the Material Conflicts of Interest section, the following will be added alphabetically:

Neuberger Berman

Actual or apparent conflicts of interest may arise when a Portfolio Manager for Neuberger Berman has day-to-day management responsibilities with respect to more than one fund or other account. The management of multiple funds and accounts (including proprietary accounts) may give rise to actual or potential conflicts of interest if the funds and accounts have different or similar objectives, benchmarks, time horizons, and fees, as the Portfolio Manager must allocate his or her time and investment ideas across multiple funds and accounts.

The Portfolio Manager may execute transactions for another fund or account that may adversely impact the value of securities held by a fund, and which may include transactions that are directly contrary to the positions taken by a fund. For example, a Portfolio Manager may engage in short sales of securities for another account that are the same type of securities in which a fund it manages also invests. In such a case, the Portfolio Manager could be seen as harming the performance of the fund for the benefit of the account engaging in short sales if the short sales cause the market value of the securities to fall. Additionally, if a Portfolio Manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, a fund may not be able to take full advantage of that opportunity. There may also be regulatory limitations that prevent a fund from participating in a transaction that another account or fund managed by the same Portfolio Manager will invest. For example, the Investment Company Act of 1940, as amended, prohibits the mutual funds from participating in certain transactions with certain of its affiliates and from participating in “joint” transactions alongside certain of its affiliates. The prohibition on “joint” transactions may limit the ability of the funds to participate alongside its affiliates in privately negotiated transactions unless the transaction is otherwise permitted under existing regulatory guidance and may reduce the amount of privately negotiated transactions that the funds may participate in. Further, Neuberger Berman may take an investment position or action for a fund or account that may be different from, inconsistent with, or have different rights than (e.g., voting rights, dividend or repayment priorities or other features that may conflict with one another), an action or position taken for one or more other funds or accounts, including a fund, having similar or different objectives. A conflict may also be created by investing in different parts of an issuer’s capital structure (e.g., equity or debt, or different positions in the debt structure). Those positions and actions may adversely impact, or in some instances benefit, one or more affected accounts, including the funds. Potential conflicts may also arise because portfolio decisions and related actions regarding a position held for a fund or another account may not be in the best interests of a position held by another fund or account having similar or different objectives. If one account were to buy or sell portfolio securities shortly before another account bought or sold the same securities, it could affect the price paid or received by the second account. Securities selected for funds or accounts other than a fund may outperform the securities selected for the fund. Finally, a conflict of interest may arise if Neuberger Berman and a Portfolio Manager have a financial incentive to favor one account over another, such as a performance-based management fee that applies to one account but not all funds or accounts for which the Portfolio Manager is responsible. In the ordinary course of operations certain businesses within the Neuberger Berman Organization (“NB”) may seek access to material non-public information. For instance, Neuberger Berman loan portfolio managers may utilize material non-public information in purchasing loans and from time to time, may be offered the opportunity on behalf of applicable clients to participate on a creditors committee, which participation may provide access to material non-public information. NB maintains procedures that address the process by which material non-public information may be acquired intentionally by NB. When considering whether to acquire material non-public information, NB will take into account the interests of all clients and will endeavor to act fairly to all clients. The intentional acquisition of material non-public information may give rise to a potential conflict of interest since NB may be prohibited from rendering investment advice to clients regarding the public securities of such issuer and thereby potentially limiting the universe of public securities that NB, including a fund, may purchase or potentially limiting the ability of

NB, including a fund, to sell such securities. Similarly, where NB declines access to (or otherwise does not receive) material non-public information regarding an issuer, the portfolio managers may base investment decisions for its clients, including a fund, with respect to loan assets of such issuer solely on public information, thereby limiting the amount of information available to the portfolio managers in connection with such investment decisions.

NB has adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

APPENDICES

Effective May 1, 2019, the following will be added as Appendix T:

APPENDIX T

Neuberger Berman Investment Advisers LLC

Global Proxy Voting Policy

January 2018

Neuberger Berman Investment Advisers LLC (“Neuberger Berman”) has implemented written Proxy Voting Policies and Procedures (Proxy Voting Policy) that are designed to reasonably ensure that Neuberger Berman votes proxies prudently and in the best interest of its advisory clients for whom Neuberger Berman has voting authority. The Proxy Voting Policy also describes how Neuberger Berman addresses any conflicts that may arise between its interests and those of its clients with respect to proxy voting. The following is a summary of the Proxy Voting Policy.

Neuberger Berman’s Governance and Proxy Committee (“Proxy Committee”) is responsible for developing, authorizing, implementing and updating the Proxy Voting Policy, administering and overseeing the proxy voting process, and engaging and overseeing any independent third-party vendors as voting delegate to review, monitor and/or vote proxies. In order to apply the Proxy Voting Policy noted above in a timely and consistent manner, Neuberger Berman utilizes Glass, Lewis & Co. LLC (Glass Lewis) to vote proxies in accordance with Neuberger Berman voting guidelines, or in instances where a material conflict has been determined to exist, in accordance with the voting recommendations of Glass Lewis.

Neuberger Berman retains final authority and fiduciary responsibility for proxy voting. Neuberger Berman believes that this process is reasonably designed to address material conflicts of interest that may arise between Neuberger Berman and a client as to how proxies are voted.

In the event that an investment professional at Neuberger Berman believes that it is in the best interest of a client or clients to vote proxies in a manner inconsistent with Neuberger Berman proxy voting guidelines or in a manner inconsistent with Glass Lewis recommendations, the Proxy Committee will review information submitted by the investment professional to determine that there is no material conflict of interest between Neuberger Berman and the client with respect to the voting of the proxy in that manner.

If the Proxy Committee determines that the voting of a proxy as recommended by the investment professional would not be appropriate, the Proxy Committee shall: (i) take no further action, in which case Glass Lewis shall vote such proxy in accordance with the proxy voting guidelines; (ii) disclose such conflict to the client or clients and obtain written direction from the client as to how to vote the proxy; (iii) suggest that the client or clients engage another party to determine how to vote the proxy; or (iv) engage another independent third party to determine how to vote the proxy.